                                                                    Exhibit 23.1


                           GST NETWORK FUNDING, INC.

                         Independent Auditors' Consent


                              Dated August 27, 1999

                         INDEPENDENT AUDITORS' CONSENT




The Board of Directors
GST Network Funding, Inc.:


We consent to the use of our report, dated April 12, 1999, included in the Registration Statement on Form S-4, dated August 27, 1999, of GST
Telecommunications, Inc., GST USA, Inc. and GST Network Funding, Inc. and to the references to our firm under the "Experts" heading in the Prospectus.


                                                         [KPMG LLP]


Portland, Oregon

August 27, 1999